EXHIBIT 23.2


                         CONSENT OF INDEPENDENT AUDITOR
                         ------------------------------

We consent to the incorporation by reference in this Registration Statement of Superclick, Inc. (the "Company") on Form S-8 of our report, dated January 9, 2004, (which includes an emphasis paragraph relating to an uncertainty as to the Company's ability to continue as a going concern) appearing in the Annual Report on Form 10-KSB for the year ended October 31, 2003.


                             /s/ Bedinger & Company
                             ----------------------
                             Bedinger & Company

                             Concord, California
                             April 27, 2004